UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 18, 2002
                                ----------------


                                  PANACO, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                  000-26662                      43-1593374
(State or Other    (Commission File Number)    (IRS Employer Identification No.)
 Jurisdiction          of Incorporation)

                1100 Louisiana, Suite 5100, Houston, Texas 77002
                ------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 970-3100
                                ----------------

Item 5.           Other Events

     On June 18, 2002, PANACO, Inc. (the "Company") issued a press release announcing that the employment of Robert G. Wonish, the Company's President and Chief Operating Officer, has been terminated. Mr. Wonish will remain a member of the board of directors of the Company. The board of directors of the Company is currently in discussions with an individual to serve as interim President and Chief Executive Officer.

     A copy of the press release announcing the termination of Mr. Wonish's employment is attached as an exhibit and is incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (a)      Financial Statements of Businesses Acquired.

                       None.

              (b)      Pro Forma Financial Information.

                       None.

              (c)      Exhibits.

                       99.1     Press Release dated June 18, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 2002


                                    PANACO, Inc.
                                    (Registrant)


                                    By:  __________________________
                                         Todd R. Bart
                                         Chief Financial Officer, Secretary
                                         and Treasurer

                                                                    Exhibit 99.1

     PANACO, Inc.'s President and Chief Operating Officer to Leave Company

     Houston, TX, June 18, 2002 - PANACO, Inc. ("Company") (AMEX:PNO), an oil and gas exploration and production company, announced today that the employment of Robert G. Wonish, its President and Chief Operating Officer, has been terminated. Mr. Wonish will remain a member of the board of directors of the Company. The board of directors of the Company is currently in discussions with an individual to serve as interim President and Chief Executive Officer.
About PANACO, Inc.

     PANACO is an independent exploration and production company with operations focused primarily offshore in the Gulf of Mexico and onshore in the Gulf Coast Region.

     PANACO operates approximately 75% of its offshore and onshore wells as well as operates 12 offshore platforms and owns interests in 109 miles of offshore oil and natural gas pipelines greater than 10" diameter. The Company's daily production is currently averaging 32 MMCFE.

     PANACO, Inc. is an independent oil and gas exploration and production Company focused primarily on the Gulf of Mexico and the Gulf Coast Region. The Company acquires producing properties with a view toward further exploitation and development, capitalizing on state-of-the-art 3-D seismic and advanced directional drilling technology to recover reserves that were bypassed or previously overlooked. Emphasis is also placed on pipeline and other infrastructure to provide transportation, processing and tieback services to neighboring operators. PANACO's strategy is to systematically grow reserves, production, cash flow and earnings through acquisitions and mergers, exploitation and development of acquired properties, marketing of existing infrastructure, and a selective exploration program.

     Forward-looking statements in this press release are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including drilling risks, uncertainties in estimating reserves, risks inherent in oil and gas operations, volatility in oil and gas prices and others set forth in greater detail in the 2001 PANACO Annual Report on Form 10-K. No assurances can be given that actual results will not differ materially from those contained in such forward-looking statements. Forward-looking statements are made as of the date hereof and PANACO undertakes no obligation to update or revise such statements in the event of later changes.

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      PANACO, Inc., 1100 Louisiana, Suite 5100, Houston, Texas 77002-5220
Contact:Michele Hines,Investor Relations,Phone:(713)970-3100,Fax: (713) 970-3151
                                 www.panaco.com